Exhibit 99.1

[LOGO]

Forward-Looking Statements This presentation may contain “forward-looking” statements, which are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, and include words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “may,” “will” or similar expressions that are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future performance are subject to substantial risks, uncertainties and assumptions that are difficult to predict. Therefore, ARTISTdirect’s actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. For a further description of various risks, factors and uncertainties with respect to ARTISTdirect’s business, its industry, its plans and its financial results, please refer to our filings with the Securities and Exchange Commission, which can be viewed without charge on the Internet at www.sec.gov.

The Company ARTISTdirect, Inc. (OTCBB: ARTD) is a public digital media company that offers the world’s largest companies a uniquely powerful platform to protect and promote their content (and brands) on the Internet. ARTISTdirect has two operating divisions: ARTISTdirect Internet Group MediaDefender

ARTISTdirect at a Glance (as of 9/1/06) Symbol ARTD.OB Market Cap $32.99M* Current Stock Price $3.30 52-Week Price Range $1.65-4.65 Fiscal Year Ending December 31 Shares Outstanding 9.98M Public Float 7.06M *see separate schedule for Enterprise Value Calculation

ARTISTdirect: Strong EBITDA and Growing ARTISTdirect/MediaDefender (pro forma combined/amounts in thousands): A substantial top and bottom line growth trajectory 34.4% Adjusted EBITDA as a % of revenues $7,095 Adjusted EBITDA $20,637 Revenues 2005

Experienced Management Team Jon Diamond: CEO Co-Founder, GRP Records (sold to MCA) Founder, N2K (merged with CDNOW) Chairman, CDNOW (sold to Bertelsman) Robert Weingarten: CFO Founder and President, Resource One Group, a financial consulting and advisory firm. Select professional experience includes: CFO, Youbet.com during preparation for $40 million secondary offering (1998)  Led IPO initiative, San Diego-based Fotoball USA (sold to K2 in 2004) President/CFO, Aries Ventures, merged with San Diego-based Cardium Therapeutics (2005) Randy Saaf: CEO, MediaDefender Subsidiary Octavio Herrera: President, MediaDefender Subsidiary Raytheon Corporation, Electronic Warfare Founders, MediaDefender

The ARTISTdirect Internet Group Third largest music network on the global Internet, trailing only iTunes and Yahoo internationally Growing Rapidly: 43M Uniques/month (internationally) Profitable (30% annualized target net operating margins) and growing *Source: Media Metrix Mission: “The ultimate music destination on the Internet”

MediaDefender: The Industry Choice Mission: “The peer-to-peer platform of the global media industry” Leading source for protecting digital content on the Internet Uniquely offers comprehensive protection services on all major P2P networks High Barriers to Entry: Complex development cycle for new networks Proprietary, scalable technology Umbrella patent filed Massive P2P counter-measure infrastructure (approx. 2,500 servers unified)

Piracy Loss Statistics Source: Estimates based off of The Office of United States Trade Representative: 2005 "Special 301" Decisions Study IPP Piracy Loss Estimates (in $$ billions) b b b b $6.10 $9.20 $23.50 $6.50 Movies Music Software Video Games

MediaDefender: The Industry Choice MediaDefender pioneered the field, and commands an approximate 90% market share: SOFTWARE MUSIC FILM/TV GAMES

MediaDefender Strategy Services New Services IPP Increase Content Increase Customers Increase Sectors Increase International Approximate 90% Market Share (Building on existing software and IT infrastructure) Marketing/Business Intelligence Productize data by adding business intelligence to data of 300MM global P2P users consuming content Marketing/Promotion – Re-Direct Package or “program” decoys to deliver content/advertising * Currently sending billions of decoy files each year Legal Enforcement Services

Piracy Continues to Increase While piracy methods change, piracy technologies continue to be adopted TV is the fastest growing pirated content Average P2P Users (based on our industry estimates) 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 Month Averge Sim Users FastTrack eDonkey Gnutella WinMX Piolet DC Warez Overnet BitTorrent

Financials ARTISTdirect, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (amounts in thousands) Current assets 8,727 $ 13,624 $ Property and equipment, net 1,945 2,507 Intangible assets, net 40,772 38,896 Other non-current assets, net 3,088 2,362 Total assets 54,532 $ 57,389 $ LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities, excluding warrant liability 5,407 $ 6,282 $ Warrant liability 3,260 7,095 Long-term liabilities 43,929 39,270 Stockholders' equity 1,936 4,742 Total liabilities and stockholders' equity 54,532 $ 57,389 $

Financials ARTISTdirect, Inc. and Subsidiaries Condensed Consolidated Statements of Operations (Unaudited) (amounts in thousands) *Discontinued operations, impairment losses and non-recurring items for 2005 are not included. Three Months Three Months Six Months Three Months Three Months Six Months Ended Ended Ended Ended Ended Ended March 31, June 30, June 30, March 31, June 30, June 30, Net revenue 5,273 $ 5,969 $ 11,242 $ 4,014 $ 6,070 $ 10,084 $ Cost of revenue 3,084 3,081 6,165 2,466 3,338 5,804 Gross profit 2,189 2,888 5,077 1,548 2,732 4,280 Gross profit % 41.5% 48.4% 45.2% 38.6% 45.0% 42.4% Operating expenses 2,591 2,741 5,332 1,445 1,496 2,941 Interest expense, amortization of deferred financing costs and other 1,291 1,986 3,277 1,082 1,089 2,171 Adjustment for warrant liability 14,644 (4,305) 10,339 - - - Provision for income taxes 100 161 261 127 588 715 Net income (loss) (16,437) $ 2,305 $ (14,132) $ (1,106) $ (441) $ (1,547) $ Adjusted EBITDA 1,228 $ 1,736 $ 2,964 $ 1,154 $ 2,305 $ 3,459 $ Adjusted EBITDA as a % of net revenue 23.3% 29.1% 26.4% 28.7% 38.0% 34.3% 2005 (Pro forma)* 2006 (Actual)

ARTISTdirect Network: Continued growth of the network Continued growth in advertising revenues MediaDefender: Continued growth in core business (music, film) Expansion into television, video games, and software Establish the data mining opportunity Rapidly leverage unique position as the world’s largest P2P marketing conduit Investment Considerations: ARTISTdirect intends to optimize its unique position in the market to maximize the synergy between its Internet and P2P platforms.

Additional Slides

The Virtuous Cycle


MEDIADEFENDER
Advertisers/Campaigns/Media
Consumers
ARTISTDIRECT

- ARTISTdirect drives advertising campaigns and content to MediaDefender's P2P platform.
- MediaDefender drives ARTISTdirect materials into a massive population of consumers worldwide, and drives traffic from these consumers back to the ARTISTdirect Network.
- The traffic attracted to the ARTISTdirect Network allows it to attract premium advertisers and media partners.

ARTISTdirect
17

Piracy Example LimeWire results after searching “Seinfeld”

Piracy Example Right click to download selection

Piracy Example Begin downloading selected Seinfeld episode

Piracy Example Show is now downloaded and file resides on hard drive

Re-direct Example Searching recording artist “Rhianna”

Re-direct Example LimeWire results after searching “Rhianna”

Re-direct Example Show is now downloaded and file resides on hard drive

Re-direct Example MediaDefender replaces pirated file with advertisement for Rhianna on ARTISTdirect.com

Financial Addendum

Financials

ARTISTdirect, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited) ($000)

	2006 (Actual)			2005 (Pro forma)		
	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,
Net revenue						
E-commerce	$ 539	$ 715	$ 1,254	$ 635	$ 652	$ 1,287
Media	1,143	1,222	2,365	655	2,517	3,172
Anti-piracy	3,591	4,032	7,623	2,724	2,901	5,625
Total net revenue	5,273	5,969	11,242	4,014	6,070	10,084
Cost of revenue						
E-commerce	555	632	1,187	569	562	1,131
Media	813	588	1,401	354	1,213	1,567
Anti-piracy	1,716	1,861	3,577	1,543	1,563	3,106
Total cost of revenue	3,084	3,081	6,165	2,466	3,338	5,804
Gross profit	2,189	2,888	5,077	1,548	2,732	4,280
Operating expenses						
Sales and marketing	261	259	520	226	229	455
General and administrative	2,330	2,482	4,812	1,205	1,267	2,472
Total operating costs	2,591	2,741	5,332	1,445	1,496	2,941
Income (loss) from operations	(402)	147	(255)	103	1,236	1,339
Interest income	2	29	31	8	15	23
Interest expense	(825)	(800)	(1,625)	(875)	(887)	(1,762)
Adjustment to warrant liability	(14,644)	4,305	(10,339)	-	-	-
Reduction in exercise price of warrants	-	(797)	(797)	-	-	-
Amortization of deferred financing costs	(207)	(195)	(402)	(215)	(217)	(432)
Write-off of unamortized discount on debt and deferred financing costs due to conversion of subordinated convertible notes payable and paydown on senior secured notes payable	(314)	(223)	(537)	-	-	-
Other income	53	-	53	-	-	-
Income (loss) from continuing operations before taxes	(16,337)	2,466	(13,871)	(979)	147	(832)
Provision for income taxes	100	161	261	127	588	715
Net income (loss)	$ (16,437)	$ 2,305	$ (14,132)	$ (1,106)	$ (441)	$ (1,547)

27

Financials

ARTISTdirect, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited) ($000)

	2006 (Actual)			2005 (Pro forma)		
	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,
Reconciliation of Net Income (Loss) to Adjusted EBITDA:						
Net Income (Loss)	$ (16,437)	$ 2,305	$ (14,132)	$ (1,106)	$ (441)	$ (1,547)
Interest income	(2)	(29)	(31)	(8)	(15)	(23)
Other income	(53)	-	(53)	-	-	-
Interest expense			-			-
Cash	685	669	1,354	733	743	1,476
Amortization of discount on debt	139	131	270	142	144	286
Write-off of unamortized discount on debt						-
and deferred financing costs due to conversion						-
of subordinated convertible notes payable						-
and paydown on senior secured notes payable	314	223	537	-	-	-
Amortization of deferred financing costs	208	195	403	215	217	432
Amortization of intangible assets	939	937	1,876	939	939	1,878
Adjustment to warrant liability	14,644	(4,305)	10,339	-	-	-
Reduction in exercise price of warrants	-	797	797	-	-	-
Depreciation	124	136	260	112	107	219
Provision for income taxes	100	161	261	127	588	715
Stock-based compensation	567	516	1,083	-	23	23
Adjusted EBITDA	$ 1,228	$ 1,736	$ 2,964	$ 1,154	$ 2,305	$ 3,459

ARTISTdirect

28

Financials ARTISTdirect, Inc. and Subsidiaries Pro Forma Condensed Consolidated Statements of Operations (Unaudited) ($000) Years Ended December 31, 2005 and 2004 2005 2004 Net revenue E-commerce 2,665 $ 2,994 $ Media 5,297 2,149 Anti-piracy 12,675 10,522 Total net revenue 20,637 15,665 Cost of revenue E-commerce 2,400 2,629 Media 2,745 1,146 Anti-piracy 6,265 6,157 Total cost of revenue 11,410 9,932 Gross profit 9,227 5,733 Operating expenses Sales and marketing 965 919 General and administrative 5,208 4,964 Provision for doubtful accounts 105 135 Stock-based compensation 73 7 Total operating costs 6,351 6,025 Income (loss) from operations 2,876 (292) Interest income 47 32 Interest expense (3,572) (3,570) Costs related to sub-debt conversion (39) - Amortization of deferred financing costs (871) (871) Loss from continuing operations before taxes (1,559) (4,701) Provision for income taxes 1,495 210 Net loss (3,054) $ (4,911) $

Financials ARTISTdirect, Inc. and Subsidiaries Pro Forma Condensed Consolidated Statements of Operations (Unaudited) ($000) Years Ended December 31, 2005 and 2004 2005 2004 Reconciliation of Net Loss to Adjusted EBITDA Net Loss (3,054) $ (4,911) $ Interest income (47) (32) Interest expense Cash 2,973 2,971 Amortization of discount on debt 599 599 Costs related to Sub-debt conversion 39 - Amortization of deferred financing costs 871 871 Amortization of intangible assets 3,749 3,749 Depreciation 397 569 Provision for income taxes 1,495 210 Stock-based compensation 73 7 Adjusted EBITDA 7,095 $ 4,033 $

ARTISTdirect, Inc. (OTCBB - ARTD) Enterprise Value Calculation *Pro forma common shares x assumed common stock price 3.00 $ 3.50 $ 4.50 $ 5.50 $ 6.50 $ 7.50 $ Common Shares Shares Shares Shares Shares Shares Shares Balance at July 31, 2006 9,998,869 9,998,869 9,998,869 9,998,869 9,998,869 9,998,869 9,998,869 Convertible Sub-Debt ($27,799,281) 1.55 $ 17,935,020 17,935,020 17,935,020 17,935,020 17,935,020 17,935,020 17,935,020 Employee/Consultant/Advisor/Artist Options Strike Price Range Analysis: 0.50 $ 130,000 108,333 111,429 115,556 118,182 120,000 121,333 0.79 216,963 159,829 167,991 178,874 185,799 190,594 194,110 0.85 259,659 186,089 196,599 210,612 219,530 225,704 230,231 1.00 92,500 61,667 66,071 71,944 75,682 78,269 80,167 1.55 3,303,098 1,596,497 1,840,297 2,165,364 2,372,225 2,515,436 2,620,458 1.95 170,000 59,500 75,286 96,333 109,727 119,000 125,800 3.00 400,000 - 57,143 133,333 181,818 215,385 240,000 3.35 91,551 - 3,924 23,396 35,788 44,367 50,658 4.80 33,332 - - - 4,242 8,718 12,000 5.10 10,000 - - - 727 2,154 3,200 7.50 360,973 - - - - - - 36.00 1,689 - - - - - - 40.00 16,196 - - - - - - 139.28 $ 47,208 - - - - - - 5,133,169 2,171,916 2,518,740 2,995,414 3,303,721 3,519,626 3,677,956 Warrants Strike Price Range Analysis: 0.50 $ 220,000 183,333 188,571 195,556 200,000 203,077 205,333 1.43 3,113,709 1,629,508 1,841,536 2,124,241 2,304,145 2,428,693 2,520,028 1.55 114,985 55,576 64,063 75,379 82,580 87,566 91,221 2.00 433,333 144,444 185,714 240,741 275,757 300,000 317,778 40.00 $ 35,967 - - - - - - 3,917,994 2,012,861 2,279,885 2,635,917 2,862,482 3,019,335 3,134,361 Pro forma common shares 36,985,052 32,118,666 32,732,514 33,565,219 34,100,092 34,472,850 34,746,206 Balance outstanding on non-convertible senior debt 13,307,292 $ 13,307,292 $ 13,307,292 $ 13,307,292 $ 13,307,292 $ 13,307,292 $ 13,307,292 $ Less: Cash Balance at July 31, 2006 (6,017,134) (6,017,134) (6,017,134) (6,017,134) (6,017,134) (6,017,134) (6,017,134) Senior debt, net 7,290,158 $ 7,290,158 $ 7,290,158 $ 7,290,158 $ 7,290,158 $ 7,290,158 $ 7,290,158 $ Equity value* 96,355,999 $ 114,563,799 $ 151,043,486 $ 187,550,506 $ 224,073,525 $ 260,596,544 $ Add: Senior debt, net 7,290,158 7,290,158 7,290,158 7,290,158 7,290,158 7,290,158 Total Enterprise Value 103,646,157 $ 121,853,957 $ 158,333,644 $ 194,840,664 $ 231,363,683 $ 267,886,702 $ Assumed common stock price